借款合同

甲方：刘振勇

乙方：河北省保定市东方造纸有限公司

经刘振勇与河北省保定市东方造纸有限公司双方协商同意，刘振勇借给河北省保定市东方造纸有限公司的借款玖仟壹佰捌拾叁万肆仟伍佰伍拾壹元玖角叁分转为长期借款。具体条款如下：

一、 借款总金额

刘振勇借给河北省保定市东方造纸有限公司的借款总金额为玖仟壹佰捌拾叁万肆仟伍佰伍拾壹元玖角叁分。

二、借款使用范围

此借款只能用于公司的生产经营行为，如购买原材料或机器设备，不能用于公司的其他行为。

三、偿还期限

河北省保定市东方造纸有限公司每年依照公司的流动资金情况可分期偿还贰仟万元正，余额不足贰仟万元按剩余借款金额偿还，直至偿还完毕；如公司资金紧张可经协商延期支付；如公司流动资金较为充足，经双方协商确定每年还款金额。

四、违约责任

本合同履行期内，如甲方违约给乙方造成损失应给予赔偿，乙方违约也应承担相应的经济责任，违约责任按《合同法》执行。

三、 本合同一式贰份，甲、乙双方各持一份，经双方签字或盖章后生效。

四、 未尽事宜，双方协商解决。

甲方：刘振勇　　　　乙方：河北省保定市东方造纸有限公司

2006年12月31日